BRENDA RACEWAY CORPORATION
TABLE OF CONTENTS
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INDEPENDENT AUDITORS' REPORT                                              7

FINANCIAL STATEMENTS FOR THE YEAR ENDED OCTOBER 31, 1996:

   Balance Sheet                                                          8

   Statement of Income and Deficit                                        9

   Statement of Cash Flows                                               10

   Notes to Financial Statements                                         11-14



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                          INDEPENDENT AUDITORS' REPORT


   BRENDA RACEWAY CORPORATION


   We have audited the balance sheet of Brenda Raceway Corporation (the Company) as of October 31, 1996, and the related statements of income and deficit and of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at October 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



   DELOITTE & TOUCHE LLP
   Charlotte, North Carolina
   January 31, 1997






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BRENDA RACEWAY CORPORATION
BALANCE SHEET
October 31, 1996


ASSETS
CURRENT ASSETS:
 Cash and cash equivalents (Note 2)................               $174,600
 Trade accounts receivable, less allowance for
   doubtful accounts of $45,000 ...................                258,600
 Other receivables (Note 6)........................                213,100
 Prepaid expenses .................................                 49,200
   Total current assets ...........................                695,500

PROPERTY AND EQUIPMENT, NET (Note 3)...............              9,412,900
DUE FROM AFFILIATES (Note 6).......................              5,316,500
DEFERRED FINANCING COSTS, NET (Note 2) ............                429,600

    TOTAL .........................................            $15,854,500


LIABILITIES AND STOCKHOLDER'S DEFICIENCY
CURRENT LIABILITIES:
 Current maturities of long-term debt (Note 4).....             $  349,900
 Bank line of credit (Note 4)......................                225,000
 Accounts payable .................................                432,500
 Deferred event income, net (Note 2)...............                119,300
 Accrued expenses and other liabilities ...........                238,600
 Deposits .........................................                168,200
 Payable to stockholder (Note 6) ..................              5,797,800
    Total current liabilities .....................              7,331,300

LONG-TERM DEBT (Note 4) ...........................             12,369,800
    Total liabilities .............................             19,701,100

CONTINGENCIES (Note 7)

STOCKHOLDER'S DEFICIENCY:
 Common stock, no par value, 10,000 shares
  authorized, 1,030 shares issued and outstanding .                 15,000
 Additional paid-in capital .......................                 17,900
 Deficit ..........................................             (3,879,500)
       Total stockholder's deficiency .............             (3,846,600)

    TOTAL .........................................            $15,854,500


                       See notes to financial statements.


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BRENDA RACEWAY CORPORATION
STATEMENT OF INCOME AND DEFICIT
YEAR ENDED OCTOBER 31, 1996


REVENUES (Note 2):
 Admissions ......................................          $ 3,867,900
 Event related revenue ...........................            4,427,800
 Other operating revenue .........................            1,396,200
        Total revenues ...........................            9,691,900

OPERATING EXPENSES:
 Direct expense of events ........................            4,718,300
 General and administrative ......................            3,147,300
 Depreciation and amortization ...................              644,300
        Total operating expenses .................            8,509,900

OPERATING INCOME .................................            1,182,000

INTEREST EXPENSE (Note 6) ........................           (1,653,000)
INTEREST INCOME (Note 6) .........................              560,100

NET INCOME (Note 2) ..............................               89,100

DEFICIT, BEGINNING OF YEAR .......................           (3,968,600)

DEFICIT, END OF YEAR .............................          $(3,879,500)



                       See notes to financial statements.


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BRENDA RACEWAY CORPORATION
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income .......................................                 $  89,100
 Adjustments to reconcile net income to net cash
  provided by operating activities:
     Depreciation and amortization....................                644,300
     Changes in operating assets and liabilities:
        Accounts receivable............................               109,600
        Prepaid expenses ..............................                49,100
        Accounts payable ..............................               119,600
        Deferred event income..........................              (160,900)
        Accrued expenses and other liabilities ........               (43,800)
        Tenant and other deposits .....................                44,300
        Accrued interest receivable from affiliates ...              (547,800)
        Accrued interest payable to stockholder .......               292,000
     Net cash provided by operating activities. ......                595,500

CASH FLOWS FROM FINANCING ACTIVITIES:
 Principal payments on long-term debt...............                 (315,600)
 Payment of deferred financing costs................                    1,400
     Net cash used in financing activities............               (314,200)

CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures, cash used in investing
     activities.......................................               (264,900)

NET INCREASE IN CASH AND CASH EQUIVALENTS...........                   16,400

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR .....                  158,200

CASH AND CASH EQUIVALENTS AT END OF YEAR ...........                 $174,600

SUPPLEMENTAL CASH FLOW INFORMATION:
 Cash paid for interest ............................               $1,364,000



                       See notes to financial statements.


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                           BRENDA RACEWAY CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           YEAR ENDED OCTOBER 31, 1996

1. DESCRIPTION OF BUSINESS AND CHANGE IN OWNERSHIP

     Brenda Raceway Corporation ("the Company") owns and operates the Sears Point Raceway ("SPR"). SPR located on approximately 800 acres in Sonoma, California, owns and operates a 2.52 mile, twelve-turn road course, a one-quarter mile dragstrip, and an 157,000 square foot industrial park. SPR currently sponsors two major NASCAR-sanctioned racing events annually, including a Winston Cup race and Craftsman Truck Series event. Additional major events held annually include the NHRA Winston Drag Racing Series, AMA California Superbike Challenge, Wine Country Classic, IMSA California Grand Prix and NHRA Autolite Nationals. The racetrack is also rented through-out the year by various organizations, including the Sports Car Club of America, major automobile manufacturers, and other car clubs.

     On November 18,1996, Speedway Motorsports, Inc. ("SMI"), a publicly-held company, acquired certain tangible and intangible assets and the operations of SPR for $1,908,000 in cash. In addition, SMI executed a long-term lease, including a $38.1 million purchase option, for the race track facilities and real property (see Note 8). SMI will operate the facilities as Sears Point Raceway ("SPR").

2. SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION -- Admissions revenue consists of ticket sales; event related revenues consist of amounts received from sponsorships, television, concessions, commissions and souvenir sales; and other operating revenue consists of automotive industrial park rental revenues.

     In fiscal 1996, SPR held major racing events in May and October. SPR recognizes admissions and other related revenues when the events are held. Advance revenues and certain related direct expenses pertaining to a specific event are deferred until such time as the event is held. Deferred expenses primarily include race purses and sanctioning fees remitted to NASCAR. Deferred event income, net, as of October 31, 1996 relates primarily to television broadcast rights and advance ticket sales for events to be held in fiscal 1997. If circumstances prevent a race from being held at any time during the racing season, all advance revenue must be refunded and all direct event expenses deferred would be immediately recognized except for race purses which would be refundable from NASCAR.

     CASH AND CASH EQUIVALENTS -- The Company classifies as cash equivalents all highly liquid investments with original maturities at date of purchase of three months or less.

     PROPERTY AND EQUIPMENT -- Property and equipment is recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method for buildings and improvements, and declining balance methods for other property and equipment, over the estimated useful lives of the assets. Expenditures for repairs and maintenance are charged to expense when incurred.

     DEFERRED FINANCING COSTS -- Deferred financing costs are being amortized over the term of the related debt using the straight-line method. Accumulated amortization as of October 31, 1996 amounted to $107,800. As discussed in Note 8, the related debt arrangement was repaid subsequent to October 31, 1996. In connection with this repayment, unamortized deferred financing costs will be written-off as an extraordinary item in the fiscal 1997 statement of income.

     ADVERTISING EXPENSES -- Advertising costs are expensed as incurred. Advertising expenses amounted to $374,700 in 1996.

     INCOME TAXES -- No provision for income taxes was required for the year ended October 31, 1996 because utilization of Federal and state net operating loss

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     carryforwards resulted in no income taxes currently payable.

     Deferred income taxes represent the tax effect of temporary differences between financial and income tax bases of assets and liabilities and of net operating loss carryforwards. These differences include accrued related party interest expense and income which is not deductible or includable for income tax purposes until paid, provisions for bad debts for financial reporting, and the utilization of accelerated depreciation methods and net operating losses for income tax purposes. The Company has available net operating loss carryforwards aggregating approximately $470,000 at October 31, 1996, and which begin to expire in 2000.

     At October 31, 1996, the approximate tax effects of these temporary tax differences and net operating loss carryforwards result in deferred income tax assets of approximately $1,650,000. The Company has recorded a 100% valuation allowance against these deferred tax assets because of uncertainties as to whether such assets will be realized.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from those estimates.

3. PROPERTY AND EQUIPMENT

     Property and equipment as of October 31, 1996 is summarized as follows:

     Land and land improvements                   $5,088,000
     Buildings                                     7,413,900
     Machinery and equipment                         564,000
     Furniture and fixtures                          129,400
     Autos, trucks and trailers                      201,000
     Total                                        13,396,300
       Less accumulated depreciation              (3,983,400)
     Net                                          $9,412,900

4. FINANCING ARRANGEMENTS

     Long-term debt as of October 31, 1996 consists of the following:

     Note payable to bank, payable in monthly installments of $136,100, including interest at 10.4% based on 30 year loan amortization, to May 2002, with final payment of $10,367,100, including interest, due June 1, 2002. Additional principal payments based on net cash flow as defined due quarterly commencing
     November 1, 1995.                                   $12,633,500

     Other equipment notes payable                            86,200
                                                          12,719,700
         Less current maturities                            (349,900)
                                                         $12,369,800

     Annual maturities of long-term debt as of October 31, 1996 are as follows:

         Year ending October 31:
              1997                                       $   349,900
              1998                                           391,400
              1999                                           431,900
              2000                                           476,900
              2001                                           515,300

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              Thereafter                                   10,554,300
              Total                                       $12,719,700

     Substantially all of the Company's assets were pledged as collateral under the bank note payable. The note payable has been repaid in full subsequent to year end (see Note 8). The Company may borrow up to $500,000 under a bank line of credit agreement. The agreement expires November 17, 1996, bears interest based on 2% over the bank's base rate (8 1/2% as of October 31, 1996), and is unsecured. At October 31, 1996, the Company had outstanding borrowings of $225,000 under the agreement. The borrowings were subsequently repaid by the Company upon expiration of the agreement.

5. LEASE INCOME

     The Company leases its industrial park under triple net operating leases primarily to businesses and individuals involved in racing and related industries.

     Annual future minimum lease payments to be received under non-cancelable operating leases with remaining terms in excess of one year as of October 31, 1996 are as follows (excludes required tenant reimbursements of certain operating expenses):

         Year ending October 31:
              1997                                         $  967,400
              1998                                            676,500
              1999                                            379,800
              2000                                            208,300
              2001                                             90,300
              Thereafter                                      226,300
              Total                                        $2,548,600

6.   RELATED PARTY TRANSACTIONS

     DUE FROM AFFILIATES -- At October 31, 1996, the amount is due principally from two affiliated entities which are wholly-owned and majority-owned,respectively, by the Company's stockholder. The amounts due are unsecured, bear non-compounded interest at 12%, are due on demand and include accrued interest of $776,100. Interest income on these related party balances amounted to $547,800 in the year ended October 31, 1996. No interest or principal payments were received in 1996.

     PAYABLE TO STOCKHOLDER -- At October 31, 1996, payable to stockholder represents notes payable to the Company's stockholder, including accrued interest of $3,364,700. The notes are unsecured, bear non-compounded interest at 12% and are due on demand. Interest expense on these related party notes amounted to $292,000 in the year ended October 31, 1996. No interest or principal payments were made in 1996.

     Under the terms of the November 18, 1996 acquisition (see Note 1), the amounts due from affiliates and payable to stockholder were not acquired by SMI. These amounts involve the same SPR stockholder; as such, the manner of future settlement is subject to the stockholder's discretion. However, the Company does not intend to demand repayment of these amounts through October 31, 1997. Therefore, the amounts due from affiliates have been classified as non-current assets in the accompanying balance sheet.

     OTHER RECEIVABLES - At October 31, 1996, other receivables includes approximately $143,000 due from the Company's stockholder.

7. CONTINGENCIES

     The Company is engaged in several disputes and legal actions in the normal course of business. In management's opinion, the resolution of these matters should not have a material adverse impact on the Company's financial condition or future results of operations.

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3

8. SUBSEQUENT EVENT - REAL ESTATE LEASE AND PURCHASE OPTION

     In connection with the asset acquisition by SMI on November 18, 1996 (see
     Note 1), the Company executed a 14 year capital lease with SMI for all of the real property of the SPR complex. SMI has the option to purchase the real property for $38.1 million during a six-month option period commencing November 1, 1999, subject to acceleration at the election of the seller after March 31, 1997 and through December 31, 1999 ("the Purchase Option"). The Purchase Option was acquired for a payment of $3.5 million, and upon its exercise, is to be credited against the purchase price of the real property. The Purchase Option payment is non-refundable. Under the lease agreement terms, SMI paid a security deposit of $3.0 million, with such amount also to be credited against the purchase price of the real property upon exercise of the Purchase Option. SMI is responsible for maintenance, insurance, taxes and other operating costs of the leased property.

     In connection with the acquisition, SMI loaned the Company approximately $13.45 million under a promissory note receivable to repay the Company's outstanding obligations on the real property. The note bears interest of 4% and is due in equal monthly installments of interest through November 1999 and, thereafter, of principal and interest through November 2026. The note is collateralized by a thirty year deed of trust on the real property in favor of SMI. Also, amounts due under the note are to be credited against amounts due from SMI upon exercise of the Purchase Option.


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